Exhibit 99.2

Creating the World's Leading Pure Play Cable Solutions Powerhouse September 24, 2007

Safe Harbor This presentation contains forward-looking statements. These statements include, among others, statements concerning projections of revenues, income and other financial items; plans for future products; growth in the cable equipment market; growth in demand for high speed access, the financial performance of ARRIS following completion of the C-COR Inc. acquisition, ARRIS' ability to drive the strategic benefits outlined; and the timeframe during which the acquisition is expected to close. The statements in this presentation that use such words as "believe," "expect," "intend," "anticipate," "contemplate," "estimate," or "plan," or similar expressions are also forward-looking statements. Statements regarding future events are based on the parties' current expectations. Actual results may differ materially from those contained in any forward-looking statement. Forward-looking statements are necessarily subject to associated risks related to, among other things, shareholder approval, successful outcome of the merger process, regulatory approval of the acquisition, the potential impact on the business of C-COR due to uncertainty about the acquisition, the retention of employees of C-COR and the ability of ARRIS to successfully integrate C- COR's opportunities, technology, personnel and operations. Other factors which could cause such material differences include: the timing of the introduction and the performance of new products; design or manufacturing defects in our products which could curtail sales and subject us to substantial costs for removal, replacement and reinstallation of such products; manufacturing or product development problems; an inability to absorb or adjust our costs in response to lower sales volume than we anticipate; decisions by our larger customers to cancel contracts or orders as they are entitled to do or not enter into new contracts or orders with us because of dissatisfaction, technological or competitive changes, changes in control or other reasons. Other risks involve capital spending levels by our customers based in part on demand for broadband services, customer adoption of our technologies, the development and marketing of technology by our competitors and the risks associated with potential acquisitions of competitors, additional lines of business and/or product and services offerings. For additional factors see our Form 10-Q for the quarter ended June 30, 2007 as filed with the SEC. The above listing of factors is representative and is not intended as an all-encompassing list of such factors. We disclaim any obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It Additional Information and Where to Find It In connection with the proposed combination of ARRIS and C-COR, ARRIS will file with the SEC a registration statement on Form S-4, which will include a proxy statement of C-COR and a proxy statement and prospectus of ARRIS. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ARRIS and C-COR, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to ARRIS, 3871 Lakefield Drive, Suwanee, Georgia 30024, Attention: Investor Relations (678) 473-2647, or to C-COR, 60 Decibel Road, State College, Pennsylvania 16801, Attention: Director of Investor Relations (800) 233-2267 ext. 4438. Participants in the Solicitation ARRIS, C-COR and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed combination. Information regarding ARRIS' directors and executive officers is available in the Proxy Statement with respect to ARRIS' 2007 Annual Meeting of Stockholders filed by ARRIS with the SEC on April 9, 2007. Information regarding C-COR's directors and executive officers is available in the Proxy Statement with respect to C-COR's 2006 Annual Meeting of Stockholders filed by C-COR with the SEC on September 15, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Bob Stanzione Chairman and CEO, ARRIS Group, Inc. Transaction Overview

Building the Leading Pure Play Cable Solutions Provider ARRIS to acquire C-COR for $13.75 per C-COR share for a total consideration of approximately $730M 51% cash / 49% ARRIS shares comprised of $372M in cash and approximately 25M ARRIS shares, subject to adjustment Strengthens our position as the leading pure play cable solutions provider with sales of ~$1.2 billion over the past twelve months Puts us squarely in the sweet spot of rapidly growing markets for Advanced Video Applications, Bandwidth Optimization and Business Services Reinforces our leadership in Telephony, High Speed Data and Broadband Access

Transaction Summary Total Offer Value: Shareholder Election: Implied value per C-COR share: Collar: Tax Treatment: Pro-forma Ownership: Board Members: Conditions: Target closing: Accretion / Dilution: Approximately $730M in cash and stock Shareholders will be offered election between receiving cash and stock, subject to 51% cash / 49% shares aggregate consideration mix $13.75, a 19% premium to 30 day trading average and 39% premium based on Sept. 21, 2007 closing price Symmetrical collar 10% stock price decline: fixed exchange ratio 10-20% decline: make whole to 10% threshold ARRIS stock received to be tax deferred ARRIS: ~ 81% / C-COR: ~19% ARRIS 7 / C-COR 1 Customary closing conditions including affirmative majority vote by ARRIS and C-COR Shareholders January 2008 Accretive on a non-GAAP basis, excluding purchase accounting effects

Combination Rationale Strengthens position as the leading pure play cable solutions provider Expands addressable market and accelerates video growth strategy Provides significant product line expansion Diversifies revenue across core MSO relationships Enhances financial profile - margin expansion

Uniquely positioned to deliver unified video systems (VoD, Ad Insertion, Switched Digital Video) A leading player in the Access and Transport segment $3.5 billion cable optical transport and access installed base World Class R&D in Switched Digital Video, Ad Insertion, OSS, RF & Optics Market leader in Cable IP Telephony with over 45% market share #2 player in Cable Modem Termination Systems with over 25% market share Strong growth opportunities with Next Generation Edge QAM rollout for Switched Digital Video World Class R&D in Telephony, High Speed Data, Video Modulation A Complementary Combination of Cable Solutions Providers + World's Leading Pure Play Cable Solutions Powerhouse

David Woodle Chairman and CEO, C-COR The C-COR Vision

Adopting a New Model: The Consumer is in Control Video Voice Data Converged IP Networks Enabling "Any Service Any Time" HSD Home Travel Office VOD/HDTV Shopping Gaming Voice Music Advertising Wireless Data Converged IP networks are redefining how consumers work, communicate and enjoy entertainment Consumers now have the ability to use any service at any time via a variety of networks C-COR's offerings are integral to this "new world"

Enabling Market Transition to "Consumer in Control" Model Leading the Profitable Transition to the IP Era . . . The Internet and converged IP networks have forever altered the customer's world and the consumer experience Service providers must deliver new, cost-effective services that improve people's ability to work, communicate and be entertained (high-speed data, voice over IP, on-demand video and more) C-COR's products are at the heart of this transition Generates growth across C-COR's entire business Driving bandwidth demands, 1 GHz upgrade Access & Transport Service assurance, workforce management, policy management OSS Access to applications and services anywhere VOD, Ad Insertion, Switched Digital On Demand Focus Benefit to Consumers Business Line

Bob Stanzione Chairman and CEO, ARRIS Group, Inc. Transaction Rationale

A Compelling Strategic Combination... Cable operators must continually expand network capacity to deliver: More High Definition More On-Demand programming More Targeted advertising More Interactivity (games, advertising, etc.) More Carrier Grade telephony deployments Larger, faster file downloads Differentiated Services to small and medium businesses The solution is the deployment and management of multiple technologies from the combined company: Next generation Cable Modem Termination Systems Switched Digital Video systems Voice over IP Fiber deep architectures, 1 GHz upgrades, node splits The New ARRIS is uniquely positioned to provide powerful end-to-end solutions +

Creates Leading Pure Play Cable Solutions Player LTM June 2007 Revenues ($mm) Scale improves our ability to compete Expanded portfolio differentiates the New ARRIS from smaller niche players $1,229 $280 $213 $165 $69 Source: Company Reports

From Products to Platforms... CMTS EMTA Edge QAM VOD / Ad Server PCMM/ SRM / ERM OSS Optical & RF Advanced Video Solutions Ultra High Speed Data Services Residential / Business Telephony Systems CMTS EMTA U-EQAM VOD / Ad Server PCMM / SRM / ERM OSS Optical & RF Expanding Technology Base Driving Cross Product Platform Integration Expanding Market Opportunity Switched Digital Video DOCSIS 3.0 Converged IP/HFC Networking

Enhanced Competitive Positioning Touchstone EMTA Cadant Keystone OSS Systems nABLE SRM/ERM CHP Max 5000 Skyvision N5 VOD Server Touchstone Cable Modem ServeAssure Policy Server nABLE VOD

Extensive Global Customer Base

Product and Revenue Diversification Complementary strengths within major MSO accounts LTM Revenue Through June 2007, by Product Line (%)1 LTM Revenue Through June 2007, by Customer (%)1 + Broadband 36% Supplies & CPE 64% Comcast 41% Cox 7% Time Warner 9% Other International 26% Other Domestic 10% Liberty 8% Comcast 12% Cox 15% Time Warner 31% Other International 20% Other Domestic 19% Liberty 3% Comcast 34% Cox 9% Time Warner 14% Other International 25% Other Domestic 11% Liberty 7% On Demand 12% OSS 10% Access & Transport 78% Note: 1. Unaudited figures Total Revenue = $951 Total Revenue = $277 Total Revenue = $1,229

Dave Potts Chief Financial Officer, ARRIS Group, Inc. Financial Considerations

Transaction Sources and Uses $730 million purchase price Election between (i) $13.75 cash or (ii) 0.9642 ARRIS shares Subject to 51% cash / 49% stock pro ration Collar on stock portion if average ARRIS trading price is greater than $15.69 or less than $12.83 just prior to closing Sources Uses 3 As part of the transaction all outstanding C-COR stock options will be replaced by ARRIS stock options

Estimated Post Transaction Capital Structure Robust Capital Structure....... Significant liquidity in place for operations and strategic opportunities $276M convertible notes at 2% with first call in 2013 Capital structure continues to provide meaningful access to capital markets Cash & Cash Equivalents $275M - $300M Long Term Debt 1 $276M Fully Diluted Shares Outstanding 2 ~ 140M Note: 1 Represents ARRIS outstanding convertible notes 2 Subject to post-closing collar adjustment

Income Statement Highlights & Cash from Operating Activities Improved Financial Profile... Improves gross margin profile Creates financial platform to leverage scale Reduces volatility 3 Excludes discontinued operations

Purchase Accounting Impacts Normal impacts from intangibles amortization, etc One time impact from deferred revenue... neither company will ever score the sales No Economic Impact on the combined company Planned GAAP to Non-GAAP Adjustments? "Ballpark" Impact on 2008 Combined Pre-tax Earnings Amortization of Intangibles, In- Process R&D, etc. YES ~ $100M Fair Market Valuation of C-COR Ending Deferred Revenue NO ~ $30M Fair Market Valuation of C-COR Ending Inventory NO ~ $3M

Anticipated Accretion / Dilution Excluding deferred revenue purchase accounting impacts, anticipate deal would be accretive on a Non- GAAP basis in 2008 Business fundamentals, cash flow in no way impacted 1H 2008 2H 2008 2009 Non-GAAP; excluding deferred revenue impacts Accretive Accretive Accretive Timing of Deferred Revenue Impacts Non-GAAP; including deferred revenue impacts Dilutive Slightly Accretive Accretive GAAP Dilutive Dilutive Dilutive Amortization of Intangibles, etc. Includes modest synergies in each period

12 11 5 3 2 1 1 1 1 1 $0 $2 $4 $6 $8 $10 $12 $14 Qtr ending Sept. '07 Qtr ending Dec. '07 Qtr ending Mar. '08 Qtr ending June '08 Qtr ending Sept. '08 C-COR FY Reporting Periods Deferred Revenue Recognition ($ millions) C-COR Revenue Rec ARRIS Revenue Rec Illustration of Deferred Revenue Impact Ultimately a timing issue... Revenue and margin gap will exist until deferred revenue pipeline rebuilt "Lost Revenue" Using June 30, 2007 data, illustrates the potential impact Balances at close may be different Estimated timing of recognition of deferred revenue by C-COR standalone; $36M @ 6/30/07 Est. timing of recognition of FMV of deferred revenue post close; ~$5M @ 6/30/07

Synergies Expect some synergies: Public company costs, insurance, trade shows, legal, outside accounting, etc. Some overlap in functions Cross-sell opportunities Anticipate >$10M annual impact over time Will have some up-front costs associated with integration

Financial Takeaways Improved Financial Profile Margin expansion Diversification Economies of scale Robust Capital Structure Liquidity Rational level of debt with excellent terms Continued access to capital markets Purchase Accounting Impacts Normal amortization of intangibles, etc One-off impact of deferred revenue ... timing Excluding deferred revenue purchase accounting impacts we anticipate the deal would be accretive on a non-GAAP basis in 2008 Improved Platform for Shareholders of Combined Company

Bob Stanzione Chairman and CEO, ARRIS Group, Inc. Conclusion

The Combination Will Be Successful... ARRIS and C-COR management teams have significant experience integrating acquisitions Jim Lakin, Chief Integration Officer Merging Two Great Teams Over 2,000 employees worldwide Over 850 world class engineers with complementary skill sets Combined world class sales force: enhanced customer coverage and reach The New ARRIS will have an enhanced global footprint

Summary Strengthens position as the leading pure play cable solutions provider Expands addressable market and accelerates video growth strategy Provides significant product line expansion Diversifies revenue across core MSO relationships Enhances financial profile - margin expansion

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